UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2015 (May 6, 2015)

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, Suite 1500

Stamford, CT 06901

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 328-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Notes Offering and Indenture

On May 11, 2015, Harman International Industries, Incorporated, a Delaware corporation (the “Company”), completed a public offering of $400,000,000 aggregate principal amount of 4.150% Senior Notes due 2025 (the “Notes”).

The Notes were issued under an Indenture (the “Base Indenture”), dated as of May 11, 2015, by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 11, 2015, by and between the Company and the Trustee, establishing the terms and providing for the issuance of the Notes (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The First Supplemental Indenture and Form of Note, which is included therein, provide, among other things, that the Notes bear interest at a rate of 4.150% per year, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on November 15, 2015, and will mature on May 15, 2025.

The Company estimates that the net proceeds from the offering of the Notes will be approximately $394.1 million after deducting underwriting discounts and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering of the Notes to repay a portion of indebtedness outstanding under the Company’s revolving credit facility under that certain Multi-Currency Credit Agreement, dated March 26, 2015, by and among the Company, Harman Holding GmbH & Co. KG, J.P. Morgan Securities LLC, HSBC Bank USA, N.A., UniCredit Capital Markets LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, HSBC Bank USA, N.A., UniCredit Capital Markets LLC, Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as syndication agents, Citizens Bank, N.A., TD Bank, National Association and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, and the other banks and financial institutions party thereto. The Company intends to use any remaining proceeds for general corporate purposes, which may include, among other things, capital expenditures, acquisitions, investments, share repurchases, dividend payments and the repayment, redemption or refinancing of all or a portion of any indebtedness or other securities outstanding at a particular time.

At any time prior to February 15, 2025, the Company will have the right to redeem the Notes, in whole or in part from time to time, at the Company’s option, at a “make-whole” redemption price, plus accrued and unpaid interest. At any time on or after February 15, 2025, the Company may redeem the Notes, in whole or in part from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest. The Company is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event.

The Indenture contains covenants that, subject to certain exceptions, limit the Company’s ability to: (i) incur indebtedness secured by principal properties, (ii) enter into certain sale and leaseback transactions with respect to principal properties and (iii) enter into certain mergers, consolidations and transfers of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

The Indenture also contains customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee may, and at the direction of the holders of at least 25% in aggregate principal amount of outstanding Notes shall, declare the principal amount plus accrued and unpaid interest, if any, on the Notes to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization of the Company or its significant subsidiaries, the principal amount plus accrued and unpaid interest, if any, on the Notes will become due and payable immediately.

The description of the Indenture set forth above is qualified by reference to the Base Indenture and the First Supplemental Indenture, filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On May 6, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with each of J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of the Notes. The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-203760), as supplemented by the Prospectus Supplement dated May 6, 2015 relating to the Notes, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on May 7, 2015.

The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 6, 2015, by and among Harman International Industries, Incorporated and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated May 11, 2015, by and between Harman International Industries, Incorporated and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated May 11, 2015, by and between Harman International Industries, Incorporated and U.S. Bank National Association, as trustee.

4.3	Form of 4.150% Senior Note due 2025 (included in Exhibit 4.2).

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko
Todd A. Suko
Executive Vice President and General Counsel

Date: May 11, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 6, 2015, by and among Harman International Industries, Incorporated and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated May 11, 2015, by and between Harman International Industries, Incorporated and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated May 11, 2015, by and between Harman International Industries, Incorporated and U.S. Bank National Association, as trustee.

4.3	Form of 4.150% Senior Note due 2025 (included in Exhibit 4.2).

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).